SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 13, 2002

                           The New York Times Company
             (Exact Name of Registrant as Specified in its Charter)

           New York                      1-5837                   13-1102020
(State or Other Jurisdiction          (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)

229 West 43rd Street, New York, New York                            10036
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 556-1234

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. Regulation FD Disclosure

      On August 13, 2002, each of Russell T. Lewis, the Principal Executive Officer, and Leonard P. Forman, the Principal Financial Officer, of The New York Times Company submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

      Copies of these statements are attached hereto as Exhibit 99.1 and 99.2.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE NEW YORK TIMES COMPANY


Date: August 13, 2002         By: /s/ Leonard P. Forman
                                  ----------------------------------------------
                                  Name: Leonard P. Forman
                                  Title: Vice President, Chief Financial Officer

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                                INDEX TO EXHIBITS
  Exhibit
   Number                          Description
   ------                          -----------

    99.1 Statement Under Oath of Principal Executive Officer dated August 13, 2002.

    99.2 Statement Under Oath of Principal Financial Officer dated August 13, 2002.